EXHIBIT 23.1
                                                                    ------------


               [Sansiveri, Kimball, & McNamee, L.L.P. Letterhead]




                          INDEPENDENT AUDITORS' CONSENT



To the Board of Directors and Shareholders of Network Six, Inc.:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 29, 2000, which appears on page F-2 in the annual report on Form 10-K of Network Six, Inc. for the year ended December 31, 1999.

/s/Sansiveri,  Kimball,  &  McNamee,  L.L.P.




Providence,  Rhode  Island
February  29,  2000


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